UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  May 18, 2017

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)
NextEra Energy, Inc. (Company) held its 2017 Annual Meeting of Shareholders (2017 Annual Meeting) on May 18, 2017. At the 2017 Annual Meeting, the Company's shareholders elected all of the Company’s nominees for director, approved three other proposals as set forth below, chose “1 Year” as the frequency with which the Company should hold a non-binding shareholder advisory vote to approve its compensation of its named executive officers and did not approve one shareholder proposal. The proposals are described in detail in the Company's definitive proxy statement on Schedule 14A for the 2017 Annual Meeting (Proxy Statement), filed with the Securities and Exchange Commission on March 27, 2017.

(b)	The final voting results with respect to each proposal voted upon at the 2017 Annual Meeting are set forth below.

Proposal 1

The Company's shareholders elected each of the twelve nominees to the Company's Board of Directors (Board) for a one-year term by a majority of the votes cast, as set forth below:

	FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Sherry S. Barrat	351,930,161	96.1%	14,404,665	1,505,361	55,568,034
James L. Camaren	361,071,157	98.6%	5,249,810	1,519,220	55,568,034
Kenneth B. Dunn	364,595,114	99.5%	1,732,845	1,512,228	55,568,034
Naren K. Gursahaney	363,936,082	99.4%	2,310,860	1,593,245	55,568,034
Kirk S. Hachigian	362,557,510	99.0%	3,696,810	1,585,867	55,568,034
Toni Jennings	363,955,578	99.3%	2,414,049	1,470,560	55,568,034
Amy B. Lane	363,238,961	99.2%	3,086,963	1,514,263	55,568,034
James L. Robo	337,526,358	92.5%	27,172,389	3,141,440	55,568,034
Rudy E. Schupp	361,263,429	98.6%	5,015,850	1,560,908	55,568,034
John L. Skolds	364,438,834	99.5%	1,831,364	1,569,989	55,568,034
William H. Swanson	364,637,941	99.5%	1,674,635	1,527,611	55,568,034
Hansel E. Tookes, II	360,862,620	98.5%	5,404,659	1,572,908	55,568,034

Proposal 2

The Company's shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2017, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
406,536,560	96.4%	15,054,041	1,817,620	—

Proposal 3

The Company's shareholders approved, by non-binding advisory vote, the Company's compensation of its named executive officers as disclosed in the Proxy Statement, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
350,015,382	95.9%	15,063,060	2,761,745	55,568,034

Proposal 4

By non-binding advisory vote, the Company’s shareholders chose “1 Year” as the frequency with which the Company should hold a non-binding advisory shareholder vote to approve its compensation of its named executive officers, as set forth below:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
322,954,479	1,690,566	41,211,354	1,983,788	55,568,034

Proposal 5

The Company's shareholders approved the NextEra Energy, Inc. 2017 Non-Employee Directors Stock Plan, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
350,705,037	96.1%	14,323,136	2,812,014	55,568,034

Proposal 6

The Company's shareholders did not approve a non-binding shareholder proposal requesting a semiannual report disclosing political contribution policies and expenditures, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
148,084,383	41.2%	211,717,569	8,038,235	55,568,034

(d)
In light of the shareholder vote on Proposal 4 referenced above, the Board has determined that the Company will hold a non-binding shareholder advisory vote to approve the Company’s compensation of its named executive officers as disclosed in its annual meeting proxy statement (say-on-pay vote) every year until it next holds a non-binding shareholder advisory vote on the frequency with which the Company should hold future say-on-pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NextEra Energy, Inc.
(Registrant)

Date:  May 24, 2017

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel

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